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                                                                   EXHIBIT 23(b)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statement (No. 333-50322) of CheckFree Corporation on Form S-8 of our reports dated August 8, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of CheckFree Corporation for the year ended June 30, 2002.


/s/ Deloitte & Touche LLP
Atlanta, Georgia
November 18, 2002